                            AGREEMENT



     Agreement made as of April 26, 1995, by and between Photronics, Inc., a Connecticut corporation having its principal offices at 1061 East Indiantown Road, Jupiter, Florida 33477 (the
"Company") and ______________, _________________, ________,
________________ (the "Owner").


     WHEREAS, the ____________________ (the "Executive) serves as an Executive Officer of the Company; and


     WHEREAS, the Company and the Owner desire to enter into an agreement whereby the Company will provide certain insurance and other benefits on the life of the Executive.


     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the Company and the Owner hereby agree as follows:


I - DEFINITION OF TERMS AND CONSTRUCTION

  A)   Definitions:

(1)  "Owner" shall mean the owner of the Policy.

(2) "Policy" shall mean the life insurance policy on the life of the Executive owned by the Owner which is purchased with premiums paid by the Company.

(3) "Board of Directors" shall mean the Board of Directors of the Company.

(4) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

(5)  "Effective Date" shall mean the date hereof.

  B)   Plurals:
     Where appearing in this Agreement, the singular shall include the plural, and vice-versa, unless the context clearly indicates a different meaning.

  C)   Headings:
     The headings and sub-headings in this Agreement are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

II - PAYMENT OF PREMIUMS
     The Company agrees that provided the Executive remains in the employ of the Company, the Company will timely pay $______ each year for insurance premiums (the "Premiums") under the Policy for a period of ten (10) years from the Effective Date. If the Executive leaves the employ of the Company (including as a result of a discharge by the Company), the Company shall have no further obligations to make payments pursuant to this Article II, except as set forth in Article IV, below. Except as provided in Article IV, below, in the event the Executive shall only be in the employ of the Company for a portion of any year during the ten (10) year period referred to above, the obligation of the Company to pay premiums for that year shall be pro-rated based on the number of whole or partial months the Executive was employed for that year divided by twelve (12).


III - REPAYMENT OF PREMIUMS
     The Owner shall assign to the Company, in accordance with the form of assignment attached hereto (the "Assignment"), the right to the proceeds and cash value of the Policy to the extent of Premiums paid by the Company. The Owner shall have all other rights to the Policy except that the Owner shall not surrender or cancel the Policy or withdraw any cash value of the Policy unless and until the Company's right to receive a refund of Premiums paid has been satisfied or waived; provided further, however, that nothing contained herein shall require the Owner or the Executive to pay any premiums under the Policy. The Company's right to receive a repayment of Premiums paid shall be limited to the proceeds and cash value of the Policy and shall be non-recourse to the Owner and the Executive.


IV - RETIREMENT
     In the event the Executive retires from the employ of the Company, the Company agrees that it shall continue paying Premiums for that number of years equal to the number of complete years of service with the Company completed by the Executive since the date of this Agreement but for not more than five (5) years or the remaining portion of term set forth in Article II, above, whichever is less; provided that, if the Executive shall be engaged in any activities which are competitive with the Company, which activities continue after written notice from the Company, the Company shall have no further obligation to pay any Premiums under this Agreement. In order to retire from the Company, the Executive must be at least 55 years of age, have been employed by the Company for at least 20 years and have been employed by the Company for at least three (3) years since the date of this Agreement. In the event the Executive retires and has been employed by the Company for at least three (3) years since the date of this Agreement, the Company agrees that it shall waive, upon such retirement, its right to receive a refund of Premiums in accordance with Article III.

V - TERMINATION OF EMPLOYMENT
     In the event the Executive leaves the employ of the Company for any reason (including discharge by the Company), except for retirement in accordance with Article IV, above, the Company reserves the right, and the Owner assigns to the Company, the right to cancel the Policy in order to obtain a repayment of Premiums paid from the cash value of the Policy. Any cash value in excess of the Premiums shall belong to the Owner.


VI - BENEFICIARY/DIVIDENDS
     Except as set forth in Article III above, or Article VII below, the Owner shall have the right to designate the beneficiary of the Policy. The Owner agrees that so long as the Company's right to receive a refund of Premiums paid has not been satisfied or waived, all dividends declared on the Policy shall be applied to purchase additional paid up insurance on the life of the Executive unless the Company consents to another application.


VII - RIGHTS TO THE PROCEEDS AT DEATH
     Upon the death of the Executive while this Agreement is in force, the Owner will, without delay, take whatever action is necessary and required to collect the total death proceeds payable under the Policy from the insurer. Proceeds of the Policy equal to the Premiums paid by the Company shall be paid to the Company by the insurer unless repayment of the Premiums have been waived by the Company. The balance of the proceeds of the Policy shall be paid to the beneficiary of the Policy by the insurer.


VIII - AMENDMENTS

(1) The Company and the Executive may, by a written instrument signed by both such parties, amend this Agreement at any time and in any manner.

(2) The Company reserves the right to amend, in whole or in part, and in any manner, any or all of the provisions of this Agreement by action of its Board of Directors for the purposes of complying with any provision of the Code or any other technical or legal requirements, provided that no such amendment shall reduce the amount of the Premiums to be paid by the Company.


IX - RELEASE
     At any time, the Owner shall have the right to pay cash to the Company in an amount equal to the Premiums paid by the Company in exchange for the Company's interest in such Policy. In such event, the Company shall transfer its interest in such Policy to the Owner. Upon release by the Company of all of its interest in such Policy, the Owner will thereafter own such Policy free from the Assignment and from this Agreement.

X - MISCELLANEOUS

  A)   Rights of Creditors:
     Neither the Owner, the Executive nor any other persons shall have any interest in any Premiums to be paid by the Company or in amounts to be paid to the Company under the Policy by the insurer, such amounts being subject to the claims of the Company's general creditors.

  B)   Agents:
     The Company may employ agents and provide for such clerical, legal, actuarial, accounting, advisory or other services as it deems necessary to perform its duties under this Agreement. The Company shall bear the cost of such services and all other expenses it incurs in connection with the administration of this Agreement.

  C)   Liability and Indemnification:
     Except for its own gross negligence, willful misconduct or willful breach of the terms of this Agreement, the Company shall be indemnified and held harmless by the Owner against liability or losses occurring by reason of any act or omission of the Company or any other person.

  D)   Cooperation of Parties:
     All parties to this Agreement and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Agreement or any of its provisions.

  E)   Governing Law:
     This Agreement is made and entered into in the State of Florida and all matters concerning its validity, construction and administration shall be governed by the laws of the State of Florida.

  F)   Non-Guarantee of Employment:
     Nothing contained in this Agreement shall be construed as a contract or guarantee of employment between the Company and the Executive.

  G)   Counsel:
     The Company may consult with legal counsel with respect to the meaning or construction of this Agreement, its obligations or duties hereunder or with respect to any action or proceeding or any question of law, and it shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of legal counsel.

  H)   Notices:
     For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight delivery service providing for a signed return receipt, addressed to the Executive at the home address set forth in the Company's records and to the Company at the address set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board of Directors, or, where appropriate, to the Company's Personnel Department, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

  I)   Entire Agreement:
     This Agreement contains the entire understanding between the Company and the Owner with respect to the payment of Premiums or repayment of Premiums.

  J)   Severability:
     In the event any one or more provisions of this Agreement are held to be invalid or unenforceable, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof and such other provisions shall remain in full force and effect unaffected by such invalidity or unenforceability.

  K)   Execution in Counterparts:
     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       PHOTRONICS, INC.



                                   By: _________________________
                                   Name:
                                   Title:

_________________________


     The undersigned, the Executive named in the above agreement, consents to the issuance of the Policy.



                                   ______________________________

           ASSIGNMENT OF LIFE INSURANCE DEATH BENEFIT
                          AS COLLATERAL

                     (Execute in duplicate)


A) For value received, the undersigned hereby assigns, transfers and sets over to PHOTRONICS, INC., its successors or assigns, (herein called the Assignee") the death benefit under Policy No. _________, issued by Massachusetts Mutual Life Insurance Company or its MML affiliated Insurance Company (herein called the "Insurer"; the identity of the Insurance Company is determined by the policy number) and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"); upon the life of __________________________ and the right to surrender the Policy subject to all of the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

B) It is understood and agreed that the Assignee shall have the right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity and the right to surrender the Policy and that all other rights under the Policy, including, by way of illustration and not limitation, the right to make the Policy loans, the right to designate and change the beneficiary, and the right to elect and to receive dividends are reserved exclusively to the owner of the Policy and are excluded from this assignment and do not pass by virtue hereof and may be exercised by the owner on the sole signature of the owner; provided, further however, that the owner of the Policy shall not make any Policy loans or change the manner in which dividends are received or applied without the written consent of the Assignee. Nothing herein shall affect funds, if any, now or hereafter held by the Insurer for the purpose of paying premiums under the Policy.

C) The Assignee covenants and agrees with the undersigned as follows:

     1) That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed.

     2) That the Assignee, not having any right to obtain policy loans from the Insurer, will not take any steps to borrow against the Policy, except that the owner of the Policy MAY direct the Insurer to pay the proceeds of any Policy loan to the Assignee, in which event the Assignee shall reduce the amount of existing Liabilities by the amount of such Policy loan and interest accrued to the date such Policy loans are repaid by the Assignee.

     3) That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement; provided, however, that any such designation, change or election shall be made subject to this assignment and to the rights of the Assignee hereunder.

     4) That, upon surrender of the Policy or any portion thereof or upon the surrender of any or all of the paid-up additions standing to the credit of the Policy, if any, by the undersigned at any time before any death benefit is payable under the Policy, the Assignee shall have the right to collect such surrender proceeds of the Policy or any such surrender value of such paid-up additions up to the amount of the Liabilities and any balance shall be paid to the owner of the Policy.

D) This assignment of the life insurance death benefit under the Policy is made as collateral security for all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise with respect to premiums advanced for or paid on the Policy by the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

E) The Insurer is hereby authorized to recognize the Assignee's claim hereunder. In the event any death benefit, surrender value, cash value or other proceeds of the Policy are to be paid, the Insurer shall request a joint statement from the Assignee and the undersigned of the allocation of such proceeds. Separate checks in accordance with such joint statement shall be issued by the Insurer and shall constitute full disclosure and release therefor to the Insurer. In the event the Assignee and the undersigned do not agree to a joint schedule, the Insurer shall have the right to place such proceeds in an escrow account for the benefit of Assignee and the undersigned, as their interests may appear, and the Escrow Agent shall hold such proceeds until the matter is settled, either by mutual consent or a final binding judgment which is no longer appealable.

F) The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the insurance death benefit payable under the Policy hereby assigned without resorting or regard to other security.

G) In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

H) The undersigned declares no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.



Signed and sealed this _________________ day of ___________, 19__.


____________________________            __________________________
   Witness                                      Owner


____________________________            ___________________________
   Address                                      Address


ACCEPTANCE OF ASSIGNMENT                ___________________________
                                                Date

ATTEST                                (TYPE/PRINT NAME OF ASSIGNEE)


(SEAL)                                  ___________________________

BY:__________________________           BY:________________________
    Signature and Title                      Signature and Title





                      RELEASE OF ASSIGNMENT

     For Value Received, the Policy and all claims thereunder conveyed by the within assignment are hereby released.

                                        PHOTRONICS, INC.

                                     By:___________________________

                                     Title:________________________

                                     Date:_________________________